VOID AFTER 5:00 P.M., NEW YORK TIME ON NOVEMBER _, 2001
               WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK

                        --------------------------------

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                       ACCORD ADVANCED TECHNOLOGIES, INC.

                        --------------------------------

                  THIS WARRANT AND THE SHARES OF COMMON STOCK
                   ISSUABLE PURSUANT TO THIS WARRANT HAVE NOT
               BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                AS AMENDED (THE "SECURITIES ACT"), AND ARE BEING
                  ISSUED PURSUANT TO RULE 504 OF REGULATION D.

                  FOR VALUE RECEIVED, Accord Advanced Technologies, Inc., a Nevada corporation (the "Company"), grants the following rights to GEM Management, Ltd. P. 0. Box 860, 11 Bath Street, St. Helier, Jersey, Channel Islands JE4 OYZ and/or its assigns ("Holder"):

                             ARTICLE 1. DEFINITIONS.

As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

                           (a) "Common  Stock" shall mean the common stock,  par
value $.001 per share, of the Company.

                           (b)  "Corporate  Office" shall mean the office of the
Company (or its successor) at which at any particular time its principal business shall be administered.

                           (c) "Closing"  shall have the same meaning as defined
in the Convertible Debenture Purchase Agreement.

                           (d)  "Exercise  Date"  shall mean any date upon which
the Holder shall give the Company a Notice of Exercise.

                           (e) "Exercise  Price" shall mean the price to be paid
to the Company for each share of Common Stock to be purchased upon exercise of this Warrant in accordance with the terms hereof which, Exercise Price shall be $.01 per share of Common Stock.

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                           (f) "Expiration  Date" shall mean 5:00 p.m. (New York
time) on November 3 0, 200 1. Commission.

                           (g) "SEC" shall mean the United States Securities and
Exchange

                           (h) "Escrow  Agent" shall mean  Kaplan,  Gottbetter &
Levenson, LLP, 630 Third Avenue, 5th Floor, New York, NY 10017, as the Company's escrow agent, or its authorized successor, as such.

                           (i) "Underlying  Shares" shall mean the shares of the
Common Stock issuable upon exercise of the Warrant.

                  ARTICLE 2. EXERCISE AND AGREEMENTS.

                  2.1 Exercise of Warrant. This Warrant shall entitle Holder to purchase up to 200,000 (two hundred thousand) shares of Common Stock (the "Shares") at the Exercise Price. This Warrant shall be exercisable at any time and from time to time prior to the Expiration Date (the "Exercise Period"). This Wan-ant and the right to purchase Shares hereunder shall expire and become void at the Expiration Date.

                  2.2 Manner of Exercise.

                           (a) Holder  may  exercise  this  Warrant at any time,
starting at the time of Closing and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 1,000 Shares, except upon an exercise of this Wan-ant with respect to the remaining balance of Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent (as defined in an escrow agreement dated of the same date between the Company and the Holder) (i) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 hereto, (ii) a bank cashier's or certified check for the aggregate Exercise Price of the Shares being purchased, and (iii) a bank cashier's, certified check or wire transfer of $350 to the Escrow Agent for an exercise fee. At the option of the Holder, the exercise price and exercise fee may be paid directly by the Escrow Agent to the Company and to the Escrow Agent, respectively, out of the fees of the transaction as per the term sheet dated November 4, 1998.

                           (b) From time to time upon  exercise of this Warrant,
in whole or part, in accordance with its terms, the Escrow Agent will deliver stock certificates to the Holder representing the number of Shares being purchased pursuant to such exercise, subject to adjustment as described herein.

                           (c) Promptly  following any exercise of this Wan-ant,
if the Wan-ant has not been fully exercised and has not expired, the Company will deliver to the Holder a new Warrant for the balance of the Shares covered hereby.

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                  2.3 Termination.  All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

                  2.4 No Rights Prior to Exercise. Prior to its exercise pursuant to Section 2.2 above, this Warrant shall not entitle the Holder to any voting or other rights as holder of Shares.

                  2.5 Adjustments. In case of any reclassification, capital reorganization, stock dividend or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, stock dividend or other change of outstanding shares or Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, stock dividend or other change, consolidation, merger, sale or conveyance as the Holder would have been entitled to receive had the Holder exercised this Warrant in full immediately before such reclassification, capital reorganization, stock dividend or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2.5. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations, stock dividends and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                  2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded up to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by issuing Holder an additional full Share.

                  2.7 Escrow. The Company agrees to enter into the escrow agreement attached hereto as Exhibit A (the "Escrow Agreement"), and to issue into said Escrow certificates to be held by the Escrow Agent (as defined in the Escrow Agreement), registered in the name of the Purchaser, free of any restrictive legends, representing a number of shares of Common Stock (in 10,000 share certificates) equal to the number of shares of this Warrant.

                  2.8  Account  with  Broker-Dealer.  Upon the  exercise  of the
Warrants and the receipt of the Underlying Shares, the Holder shall deposit such Shares into an account with the NASD registered broker-dealer, which broker-dealer has been chosen by the Company.

         ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

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                  3.1  Representations   and  Warranties.   The  Company  hereby
represents and warrants to the Holder as follows:

                           (a) All Shares  which may be issued upon the exercise
of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and not subject to any pre-emptive rights.

                           (b) The Company is a corporation  duly  organized and
validly existing under the laws of the State of Nevada, and has the full power and authority to issue this Warrant and to comply with the terms hereof The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Shares upon any exercise of the Warrant have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and except as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                           (c) The  Company  is not  subject  to or bound by any
provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

                           (d)  The  Company  is not  subject  to the  reporting
requirements of Section 13 or Section 15d of the Securities Exchange Act of 1934, as amended. The Company is eligible to issue the Warrants and the Underlying Shares pursuant to Rule 504 of Regulation D promulgated under the Securities Act. There are no restrictions on the resale or transfer of the Warrants and Underlying Shares.

                           ARTICLE 4. SHELF REGISTRATION

         If the Company shall propose to file with the SEC any registration statement other than a Form 10 which would cause, or have the effect of causing, the Company to become subject to the reporting requirements of Section 13 or 15
(d) of the Exchange Act (a "Reporting Issuer") or to take any other action the effect of which would be to cause the Underlying Shares to be issued upon exercise of any then outstanding Warrants to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to give written notification of such to the Holders of the Warrants then outstanding at least two weeks prior to

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such filing or taking of the proposed action. If any Warrants are outstanding at the end of such notice period, the Company agrees to file a registration statement on Form S-1 or SB-2, or such other form of registration statement in which the Underlying Shares may be included, and to include in such registration statement the Underlying Shares issuable upon exercise of any then outstanding Warrants so as to permit the public resale thereof. All costs and expenses of registration shall be borne by the Company.

         Notwithstanding the foregoing, if the Company for any reason shall become a Reporting Issuer, or shall have taken any action the effect of which would be to cause the Underlying Shares to be issued upon exercise of any then outstanding Warrants to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to immediately file with the SEC and cause to become effective a registration statement which would permit the public resale of such Underlying Shares in such states of the United States as the Holders thereof shall reasonably request. All costs and expenses of such registration shall be borne by the Company.

                   ARTICLE 5. LOSS OF EXEMPTION UNDER RULE 504

         If any of the shares of Common Stock required to be reserved for purposes of exercise of the Warrant hereunder require registration with approval of any governmental authority under any federal (including but not limited to the Act or similar federal statute than in force) or state law, or listing on any national securities exchange, before such shares may be issued upon exercise; for reasons including but not limited to a material change in Rule 504 of Regulation D of the Act, the Company will, at its expense as expeditiously as possible to cause such shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be. Shares of Common Stock issued upon exercise of the Warrant shall be registered by the Company under the Act if required by Article 4 of the Warrant and subject to the conditions stated therein.

                  ARTICLE 6. MISCELLANEOUS.

                  6.1 Transfer. This Warrant may not be transferred or assigned, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company), provided that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the night to purchase fewer than 1,000 Shares.

                  6.2 Transfer  Procedure.  Subject to the provisions of Section
6. 1, Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee") and surrendering this Warrant to the Company for reissuance to the Transferee (and the Holder, in the

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event of a transfer or assignment of this Warrant in part). (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a Holder").

                  6.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

                  6.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission and confirmed in writing or mailed by first-class registered or certified mail, postage prepaid at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

                  6.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  6.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law.

Dated: 11/22/98

                                          ACCORD ADVANCED TECHNOLOGIES, INC.

Attest: /s/ Carl P. Ranno                 By: /s/ Travis Wilson
                                          Name: Travis Wilson
                                          Title: President

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                                   APPENDIX 1

                               NOTICE OF EXERCISE

                  1. The undersigned hereby elects to purchase shares of the Common Stock per value, of Accord Advanced Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                  3. The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                                  ------------------------------
                                                           (Signature)

------------------------
        (Date)
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